EXHIBIT 10.01(b)


                           Schedule of Warrant Holders


                                Number of Shares
Holder                         Underlying Warrant        Date of Warrant
------                         ------------------        ---------------

Michael Barney                             50,000                 4/1/96
Robert F. Ohmes                            50,000                 4/1/96
Scott Ohmes                               100,000                 4/1/96
Mark Story                                250,000                 4/1/96
Donald Logan                               28,000                 6/3/96
Robert D. Ohmes                            52,000                 6/3/96
Eugene D. Story                            52,000                 6/3/96
Mark Story                                 18,000                 6/3/96